united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/23

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund

ANNUAL REPORT

August 31, 2023

Service Class (SFHYX)

Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

October 10, 2023

Dear Shareholders:

This annual report for the Hundredfold Select Alternative Fund covers the period from September 1, 2022, through August 31, 2023. The Fund is actively managed to anticipate and respond to trends in differing types of fixed income and equity securities. It seeks steady returns, principal protection and low correlation to the overall markets while providing daily liquidity. The Hundredfold Select Alternative Fund Investor Class Shares (HFSAX) declined by -0.59%, while the Bloomberg U.S. Aggregate Bond Index fell -1.19% for the year. The Standard & Poor’s 500 Total Return Index rose 15.94%. The Hundredfold Select Alternative Fund Service Class Shares (SFHYX) declined by -1.50% for the twelve months.

Bonds were weak in September 2022, as the Federal Reserve continued to raise rates in order to drive inflation down. The expectation of interest rates remaining higher for longer also caused investors to shun equities. As a result, the Sub-advisor took defensive measures during the month reducing portfolio exposure to a minimal 6.82%. Against a choppy market in October, the Sub-advisor continued to avoid most risk areas but did increase portfolio exposure to 81.53% by establishing modest positions in high yield bonds and in equities.

The bond market performed well in November. However, most of the sub-categories simply showed various degrees of rebound within major downtrends. The Sub-advisor made minor adjustments to the Fund’s portfolio primarily by increasing investments in floating rate and municipal bonds. The bond market entered December with positive momentum. This eased by mid-month; bonds consolidated or pulled back, as the fixed income market reflected a shift from expecting a soft landing toward anticipating a hard one. The Sub-advisor trimmed high yield and municipal bond positions, while maintaining under close monitoring positions in floating rate bonds. This reduced portfolio exposure to 23.22%.

Interest sensitive bonds such as Treasuries moved higher in January while bond volatility generally declined. The Sub-advisor expanded and then modestly reduced exposure to high yield bonds as the momentum improved and then retreated. In February, the 30-year Treasury bond declined steadily. Other bond categories followed as inflation data continued to come in at a higher pace than desired. As momentum faded, the Sub-advisor reduced exposure in the Fund through hedging some positions and reducing others.

In March of this year, the Federal Reserve raised interest rates for a 9th time since March 2022, bringing the Fed Funds rate target range to 4.75% to 5.00%, a sixteen year high. The collapse of Silicon Valley and Signature Banks contributed to jagged price action. The Sub-advisor kept the Fund’s exposure relatively light. Late in the month, it added small positions in high yield, floating rate, and municipal bonds, as well as modest equity exposure. Bond volatility declined in April. The Sub-advisor continued to monitor the slightly improved environment toward economically sensitive assets. It increased the Fund’s high yield positions, floating rate/senior loans and municipal bonds.

Debate over the debt limit had investors seemingly on the sidelines in May. Treasury yields rose modestly. Equity indexes heavily weighted by technology performed well, propelled by a select few mega-cap stocks, while equal weight and diversified indexes reflected a broadly struggling stock market. The Sub-advisor trimmed exposure to high yield bonds early in the month, and then reduced positions in floating rate instruments along with municipals. As the Federal Reserve left rates unchanged in June while it waited to assess impacts from earlier rate increases, risk-assets increased. The Sub-advisor increased exposure to high yield bonds rather sharply from the beginning of the month, and added moderately to its investments in bank loan/floating rate instruments and selected some securitized credit positions.

Arguments for a soft landing were bolstered in July by favorable economic data such as GDP of 2.4% and a modestly lower inflation rate. The Federal Reserve again raised the Fed Funds Rate by 0.25% to a target range of 5.25% to 5.50%. The increase was widely expected and had little effect on the market. The lack of forward momentum resulted in the Sub-advisor’s moderately trimming the Fund’s high yield, floating rate, securitized credit and municipal investments. The Federal Reserve walked the line between hawkish and dovish comments in August. Equity and bond markets were uneven. However, the 30-year Treasury bond declined to multi-year lows as rates rose accordingly, then rapidly rebounded back into a trading range. The Sub-advisor tactically adjusted the Fund’s high yield exposure during the month as momentum and risk varied. It reduced its preferred stock allocation, which tends to have some characteristics of bonds, early in the month when risk factors heightened. Floating rate investments were added at various times. The Sub-advisor tactically adjusted equity exposure and commodity positions throughout the period. The Fund uses swaps to achieve some of its exposure to the various asset classes.

We thank you for your investment in the Hundredfold Select Alternative Fund. Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC

Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

Average Annual Total Return through August 31, 2023*, as compared to its benchmarks:

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	(1.50)%	7.18%	6.03%	6.04%	N/A
Hundredfold Select Alternative Fund - Investor Class	(0.59)%	8.18%	7.00%	N/A	6.84%
Bloomberg U.S Aggregate Bond Index **	(1.19)%	0.49%	1.48%	2.95%	1.13%
S&P 500 Total Return Index ***	15.94%	11.12%	12.81%	9.84%	13.48%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.39% for the Service Class and 1.45% for the Investor Class per the most recent prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-582-8006.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

Comparison of the Change in Value of a $1,000,000 Investment

Holdings By Security Type *	% of Net Assets
Open End Funds - Fixed Income	59.7%
U.S. Government & Agencies	27.5%
Short-Term Investments	3.0%
Other Assets in Excess of Liabilities	9.8%
Total	100.0%

*	Does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

HUNDREDFOLD SELECT ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN-END FUNDS — 59.7%
	FIXED INCOME - 59.7%
2,186,997	BrandywineGLOBAL High Yield Fund, Class IS	$21,388,826
3,667,539	Credit Suisse Floating Rate High Income Fund, Institutional Class	23,362,222
876,464	Guggenheim Floating Rate Strategies Fund, Institutional Class	21,517,187
1,097,527	Holbrook Income Fund, Class I	10,711,864
2,548,702	Invesco Floating Rate ESG Fund, Class R6	17,382,150
2,171,619	PGIM Floating Rate Income Fund, Class Q	19,609,721
		113,971,970

	TOTAL OPEN-END FUNDS (Cost $112,475,771)	113,971,970

Principal Amount
($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 27.5%
	U.S. TREASURY BILLS — 27.5%
2,952,000	United States Treasury Bill(a)	5.3100	10/26/23	2,928,148
16,179,000	United States Treasury Bill(a)	5.3100	11/02/23	16,032,088
33,928,000	United States Treasury Bill(a)	5.3400	11/16/23	33,549,816
				52,510,052
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $52,506,400)			52,510,052

Shares
	SHORT-TERM INVESTMENTS — 3.0%
	MONEY MARKET FUNDS – 3.0%
3,489,446	Fidelity Investments Money Market Funds, Institutional Class, 5.21%(b)	3,489,446
2,594,665	First American Government Obligations Fund Class X, 5.24%(b) (c)	2,594,665
	TOTAL MONEY MARKET FUNDS (Cost $5,652,336)	5,652,336

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,652,336)	5,652,336

	TOTAL INVESTMENTS – 90.2% (Cost $170,634,507)	$172,134,358
	OTHER ASSETS IN EXCESS OF LIABILITIES - 9.8%	18,776,617
	NET ASSETS - 100.0%	$190,910,975

See accompanying notes to consolidated financial statements.

HUNDREDFOLD SELECT ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Value	Unrealized Appreciation
65	CME E-Mini NASDAQ 100 Index Futures	09/15/2023	$19,907,655	$20,200,050	$292,395
277	CME E-Mini Russell 2000 Index Futures	09/15/2023	26,096,451	26,337,160	240,709
60	CME E-Mini Standard & Poor’s 500 Index Futures	09/15/2023	13,537,225	13,548,000	10,775
51	COMEX Gold 100 Troy Ounces Futures (c)	12/27/2023	9,810,510	10,026,090	215,580
119	NYMEX Light Sweet Crude Oil Futures (c)	09/20/2023	9,715,755	9,951,970	236,215
					$995,674

(a)	Zero coupon bond; rate disclosed is the effective yield as of August 31, 2023.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2023.

(c)	All or a portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION: (1)(2)(3)
				Notional Amount		Upfront
		Termination	Interest Rate	at August 31,		Premiums	Unrealized
Reference Entity	Counterparty	Date	Receivable	2023	Fair Value	Paid	Appreciation
CDX North American High Yield Series 40	BRC	6/20/2028	500 bps	$(19,000,000)	$729,153	$545,628	$183,525

BRC - Barclays Capital

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period end, will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amounts represents the maximum potential the Fund may pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

TOTAL RETURN SWAPS

Number of Shares	Reference Entity	Notional Amount at August 31, 2023	Interest Rate Payable(1)	Termination Date	Counterparty	Unrealized Appreciation
Long Position:
2,071,974	American Funds American High-Income Trust® Class F-3	$19,041,439	USD-SOFR plus 165 bp	9/3/2026	BRC	$47,989
2,010,582	Aristotle Floating Rate Income Fund Class I	19,040,212	USD-Federal Funds-H.15 plus 165 bp	9/30/2024	CIBC	49,913
258,700	iShares iBoxx $ High Yield Corporate Bond ETF	19,474,936	USD-SOFR plus 35 bp	9/23/2024	BRC	156,150
					Total:	$254,052

BRC - Barclays Capital

CIBC - Canadian Imperial Bank of Commerce

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predeterminied notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2023

Assets:
Investment securities:
At cost	$170,634,507
At value	$172,134,358
Cash collateral for swaps	11,810,000
Deposits with brokers for futures	3,971,000
Unrealized appreciation on futures	995,674
Deposits with brokers for swaps	966,280
Net upfront payments on credit default swaps	545,628
Unrealized appreciation on swap contracts - OTC	254,052
Unrealized appreciation on credit default swaps	183,525
Receivable:
Dividends and interest	64,923
Swaps - OTC	190,395
Fund shares sold	182,575
Prepaid expenses and other assets	18,985
Total Assets	191,317,395

Liabilities:
Payables:
Investment advisory fees	167,325
Fund shares redeemed	137,620
Shareholder servicing fees - Investor Class	8,924
Distributions (12b-1) fees - Service Class	68,169
Related parties	24,382
Total Liabilities	406,420

Net Assets	$190,910,975

Net Assets Consist of:
Paid in Capital	$223,699,380
Accumulated Deficit	(32,788,405)
Net Assets	$190,910,975

Net Asset Value Per Share
Service Class Shares:
Net Assets	$80,196,606
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,674,044
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$21.83

Investor Class Shares:
Net Assets	$110,714,369
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,790,429
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$23.11

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2023

Investment Income:
Dividend income	$3,497,078
Interest income	6,866,009
Total Investment Income	10,363,087

Expenses:
Investment advisory fees	2,442,962
Distribution (12b-1) fees - Service Class	841,591
Operating services fees	362,504
Shareholder servicing fees - Investor Class	106,319
Miscellaneous expense	9,000
Net Operating Expenses	3,762,376

Net Investment Income	6,600,711

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	110,927
Futures	(7,049,323)
Swaps	(7,922,228)
(14,860,624)
Net change in unrealized appreciation (depreciation) on:
Investments	1,575,205
Futures	1,064,315
Swaps	1,093,502
3,733,022

Net Realized and Unrealized Loss on Investments, Futures and Swaps	(11,127,602)

Net Decrease in Net Assets Resulting From Operations	$(4,526,891)

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022

Operations:
Net investment income (loss)	$6,600,711	$(431,882)
Net realized loss from investments, futures and swaps	(14,860,624)	(12,155,083)
Long-term capital gain distributions from underlying investment companies	—	222,671
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	3,733,022	(10,036,888)
Net Decrease in Net Assets Resulting From Operations	(4,526,891)	(22,401,182)

Distributions to Shareholders from:
Total Distributions Paid
Service Class	(3,535,796)	(9,740,073)
Investor Class	(9,211,451)	(17,037,860)
Total Distributions to Shareholders	(12,747,247)	(26,777,933)

Capital share transactions:
Proceeds from shares sold:
Service Class	9,290,360	21,691,375
Investor Class	45,349,430	148,517,126
Net asset value of shares issued in reinvestment of distributions:
Service Class	3,283,643	9,055,102
Investor Class	8,278,314	15,140,999
Payments for shares redeemed
Service Class	(17,709,744)	(28,157,450)
Investor Class	(125,933,253)	(156,766,926)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(77,441,250)	9,480,226

Total Decrease in Net Assets	(94,715,388)	(39,698,889)

Net Assets:
Beginning of Year	285,626,363	325,325,252
End of Year	$190,910,975	$285,626,363

Share Activity
Service Class:
Shares Sold	421,462	862,932
Shares issued in reinvestment of distributions	150,711	354,803
Shares Redeemed	(805,961)	(1,122,382)
Net Increase (Decreade) in Shares of Beneficial Interest Outstanding	(233,788)	95,353

Share Activity
Investor Class:
Shares Sold	1,924,122	5,572,270
Shares issued in reinvestment of distributions	359,138	562,151
Shares Redeemed	(5,450,640)	(5,735,653)
Net Increase (Decreade) in Shares of Beneficial Interest Outstanding	(3,167,380)	398,768

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class

	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$23.12	$27.54	$26.55	$21.72	$21.86
Income (loss) from investment operations:
Net investment income (loss) (1)	0.48	(0.18)	(0.10)	(0.12)	0.07
Net realized and unrealized gain (loss) on investments	(0.84)	(1.68)	4.56	5.92	0.35
Total from investment operations	(0.36)	(1.86)	4.46	5.80	0.42
Less distributions from:
Net investment income	(0.93)	(1.19)	(1.38)	(0.42)	(0.09)
Net realized gains	—	(1.37)	(2.09)	(0.55)	(0.47)
Total distributions	(0.93)	(2.56)	(3.47)	(0.97)	(0.56)
Net asset value, end of year	$21.83	$23.12	$27.54	$26.55	$21.72
Total return (2)	(1.50)%	(7.51)%	19.09%	27.84%	2.01%
Net assets, at end of year (000s)	$80,197	$90,349	$104,988	$62,606	$42,559
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (3)	2.15%	2.16%	2.22%	2.40%	2.45%
Ratio of net investment income (loss) to average net assets (3,4)	2.20%	(0.71)%	(0.39)%	(0.51)%	0.33%
Portfolio Turnover Rate (5)	643%	332%	51%	515%	488%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	The Fund’s portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class

	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$24.54	$29.15	$27.87	$22.83	$22.88
Income (loss) from investment operations:
Net investment income (1)	0.69	0.04 (6)	0.15	0.08	0.29
Net realized and unrealized gain (loss) on investments	(0.86)	(1.76)	4.80	6.22	0.36
Total from investment operations	(0.17)	(1.72)	4.95	6.30	0.65
Less distributions from:
Net investment income	(1.26)	(1.52)	(1.58)	(0.71)	(0.23)
Net realized gains	—	(1.37)	(2.09)	(0.55)	(0.47)
Total distributions	(1.26)	(2.89)	(3.67)	(1.26)	(0.70)
Net asset value, end of year	$23.11	$24.54	$29.15	$27.87	$22.83
Total return (2)	(0.59)%	(6.64)%	20.18%	29.04%	2.95%
Net assets, at end of year (000s)	$110,714	$195,277	$220,337	$39,079	$12,490
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (3)	1.22%	1.22%	1.27%	1.45%	1.55%
Ratio of net investment income to average net assets (3,4)	2.96%	0.14%	0.53%	0.34%	1.24%
Portfolio Turnover Rate (5)	643%	332%	51%	515%	488%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	The Fund’s portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

(6)	The amount of net investment income per share does not accord with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2023

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a diversified series of Advisors Preferred Trust, a Delaware statutory trust (the “Trust”) organized on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively. The Fund was reorganized on August 9, 2019 from a predecessor fund to a series of Advisors Preferred Trust, a Delaware statutory trust. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis. Although the Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, exchange-traded funds (ETFs), naked and covered options on such instruments, currencies, and other unaffiliated investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid on the day of valuation. Financial futures, which are traded on an exchange, are valued at the last quoted sales price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

b) Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Open End Funds	$113,971,970	$—	$—	$113,971,970
U.S. Government & Agencies	—	52,510,052	—	52,510,052
Short-Term Investments	5,652,336	—	—	5,652,336
Total Investments	$119,624,306	$52,510,052	$—	$172,134,358
Derivatives
Futures Contracts **	$995,674	$—	$—	$995,674
Swap Contracts ^	—	437,577	—	437,577
Total Derivatives	$995,674	$437,577	$—	$1,433,251
Total Assets	$120,619,980	$52,947,629	$—	$173,567,609

The Fund did not hold any Level 3 securities during the current year ended.

*	Refer to the Consolidated Schedule of Investments for classification by asset class.

**	Includes cumulative unrealized gain (loss) on futures contracts open at August 31, 2023.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Consolidation of Subsidiaries – Hundredfold Select Alternative Fund Limited (“HFSA Fund Limited”)

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	August 31, 2023	August 31, 2023
HFSA Fund Limited	6/19/2018	$ 4,138,337	2.2%

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). Passive ETFs are a type of index fund bought and sold on a securities exchange. A passive ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund has complied, and intends to continue to comply, with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

For tax purposes, HFSA Fund Limited (“HFSA”) is an exempted Cayman Islands investment company. HFSA has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, HFSA is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2020 through August 31, 2022 or expected to be taken in the Fund’s August 31, 2023 year-end tax returns.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l) Market Risks – Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

3.	INVESTMENT AND DERIVATIVE TRANSACTIONS

For the year ended August 31, 2023, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $426,200,120 and $316,903,657, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2023, the Fund invested in futures and swap contracts.

Asset/Liability Derivatives
	Commodity risk	Credit risk	Equity risk	Total
Futures[1]	$451,795	$—	$543,879	$995,674
Swap contracts[2]	—	183,525	254,052	437,577
Total	$451,795	$183,525	$797,931	$1,433,251

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on futures.

2.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on credit default swaps; unrealized appreciation on swap contracts-OTC.

Transactions in derivative instruments during the year ended August 31, 2023, were as follows:

	Commodity risk	Credit risk	Currency risk	Equity risk	Total
Realized gain (loss)[3]
Futures contracts	$(3,544,427)	$(215,328)	$468,244	$(3,757,812)	$(7,049,323)
Swap contracts	—	(7,922,228)	—	—	(7,922,228)
Total realized gain (loss)	$(3,544,427)	$(8,137,556)	$468,244	$(3,757,812)	$(14,971,551)

Change in unrealized appreciation (depreciation)[4]

Futures contracts	$596,817	$—	$(142,626)	$610,124	$1,064,315
Swap contracts	—	839,450	—	254,052	1,093,502
Total change in unrealized appreciation (depreciation)	$596,817	$839,450	$(142,626)	$864,176	$2,157,817

3.	Consolidated Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2023, as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the year ended August 31, 2023, the Fund is subject to a master netting arrangement for the swaps and future. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2023.

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
		Offset in the	Assets Presented in	Consolidated Statement of Assets &
Assets:		Consolidated	the Consolidated	Liabilities
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Liabilities	Instruments	Received	Net Amount
Swaps Contracts - OTC	$254,052	$—	$254,052	$—	$—	$254,052
Futures Contracts	995,674	—	995,674	—	—	995,674
Total	$1,249,726	$—	$1,249,726	$—	$—	$1,249,726

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and gross unrealized appreciation and depreciation, including futures and swaps, at August 31, 2023, were as follows:

	Gross	Gross
Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation
$172,429,861	$64,175,346	$(62,491,970)	$1,683,376

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022
Ordinary Income	$12,747,247	$22,530,313
Long-Term Capital Gain	—	4,247,620
	$12,747,247	$26,777,933

As of August 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,846,695	$—	$(7,238,734)	$(29,531,537)	$451,795	$1,683,376	$(32,788,405)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and mark-to-market on swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $7,238,734.

At August 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$18,990,935	$10,540,602	$29,531,537

Permanent book and tax differences, primarily attributable to the tax adjustments for the Fund’s wholly owned subsidiary, resulted in reclassifications for the Fund for the fiscal year ended August 31, 2023, as follows:

Paid
In	Accumulated
Capital	Deficit
$(3,236,622)	$3,236,622

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition,

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2023, the Fund paid $2,442,962 in advisory fees.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2023, the Fund incurred $841,591 in fees. During the year ended August 31, 2023, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $200 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.25% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance of accounts, not otherwise required to be provided by the Advisor. For the year ended August 31, 2023, the Fund incurred $106,319 in fees.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,000 in fees for the year ended August 31, 2023.

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are Service Class shareholders of the Fund. For the year ended August 31, 2023, there were no fees paid under this agreement.

Ultimus Fund Solutions, LLC (“UFS”), UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of UFS provide services to each Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. UFS is responsible for these fees.

During the year ended August 31, 2023, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund and the Fund paid trade commissions of $200 to Ceros.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of August 31, 2023, National Financial Services LLC holds shares for the benefit of others in nominee name, totaling approximately 30% of the voting securities of the Fund.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2023

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”) as of August 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the related notes, and the consolidated financial highlights for each of the years in the five-year period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

October 27, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
August 31, 2023

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2023 – August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2023	August 31, 2023	Period (1)
Service Class
Based on actual fund return	2.15%	$1,000.00	$1,006.70	$10.82
Based on hypothetical 5% return	2.15%	1,000.00	1,014.42	10.87
Investor Class
Based on actual fund return	1.22%	1,000.00	1,011.20	6.13
Based on hypothetical 5% return	1.22%	1,000.00	1,019.11	6.16

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (365).

Hundredfold Select Alternative Fund
ADDITIONAL INFORMATION (Unaudited)
August 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions; short and long-term cash flow projections; and cash holdings and access to other funding sources.

During the year ended August 31, 2023, the Trust’s Liquidity Program Administrator (“LPA”) and the Board reviewed the Fund’s investments and they determined that, generally, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and the LPA concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2023

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003);	22	Northern Lights Fund Trust IV (33 series) (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	22	Centerstone Investors Trust (2 series) (since 2016) Alpha Alternative Assets Fund (since Nov. 2022)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	22	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2023

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last Five Years
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc., (broker/dealer) (since August 2009); President AtCap Partners, LLC (investment adviser) (since July 2011)	22	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc., (since January 2011)	22	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (February 2012 January 2016)	N/A	N/A
Angela Holland Born 1970	Chief Compliance Officer	One Year; since July 1, 2020	Chief Compliance Officer, Advisors Preferred, LLC (since March 2022); Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016); Chief Compliance Officer, AtCap Partners, LLC (investment adviser) (Since March 2022) and Innovation X Advisors, LLC (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012 March 2022); Compliance Manager, AtCap (April 2012-March 2022)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	One Year; Since November 2017	Assistant Vice President, Fund Administration Ultimus Fund Solutions, LLC (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year Since November 2021	Senior Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer Secretary	One Year; Since November 2021 One Year; Since October 2022	Trader/Dealers & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year; since October 2022	Legal Administration, Ultimus Fund Solutions, LLC (since May 2012)	N/A	N/A

[1]	The address of each Trustee is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

[3]	Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, an officer of the Trust’s investment adviser, and an officer of the Trust’s principal underwriter.

[4]	Mr. Humphrey is an interested person Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-582-8006.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2023

Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements for Hundredfold Select Alternative Fund

At an in-person Board meeting held on May 23, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of Hundredfold Select Alternative Fund (and its subsidiary) (“Hundredfold Select” and “Hundredfold Select Alternative Fund Ltd.”, respectively); and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Hundredfold Advisors LLC (the “Sub-Adviser” or “Hundredfold Advisers”). The Directors of the Hundredfold Select Alternative Fund Ltd., a wholly owned foreign subsidiary of Hundredfold Select, approved the renewal of an investment advisory agreement between Hundredfold Select Alternative Fund Limited and the Adviser (the “Subsidiary Advisory Agreement”) as well as a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”) between the Adviser and Hundredfold Advisors with respect to the Hundredfold Select Alternative Fund Ltd. The Fund level agreements and subsidiary agreements are referred to collectively for convenience and references to the Fund include the subsidiary as the context indicates. The Trustees’ and Directors’ deliberations are presented as collective deliberations as they were conducted concurrently and refences to the Board also include the Directors.

In connection with the Board’s consideration, deliberation and approval of the renewal of the Advisory Agreements and Sub-Advisory Agreements, (together the “Advisory Agreements”) the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the level of profitability to the Adviser and Sub-Adviser from the Fund and related operations; (f) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (g) information regarding the performance of Hundredfold Select as compared to its respective benchmarks and Morningstar categories. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with the Sub-Adviser and the performance of the Fund. The Board conducted some of its deliberations on a joint basis for the Adviser and the Hundredfold Advisors given the close working relationship of the Adviser and Sub-Adviser and conducted their deliberations on a consolidated basis for the Hundredfold Select and its subsidiary.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection, trade execution and compliance, are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and the Sub-Adviser performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and the portfolio managers. Further the Board reviewed a certification from each of the Adviser and the Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and noted that each of the

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

Adviser and Sub-Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred:

The Board reviewed the balance sheet of the Adviser as of March 31, 2023, and considered the change in net income for the month of March as compared to January through March 2023 period. The Board also reviewed the audited financials of the Adviser as of December 31, 2022. The Adviser reported $1.7 billion in total assets under management in active mutual funds and Ms. Ayers-Rigsby noted the commitment from Advisors Preferred to grow the mutual fund business.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and were confident in her abilities with respect to both positions. The Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Professional Liability Insurance is in place, including $2 million for the Independent Directors. Legal counsel noted the Board had previously reviewed the business continuity plan for Advisors Preferred Trust. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements.

Hundredfold Advisors: The Balance Sheet as of April 30, 2023 from Hundredfold Advisors and the Income Statement for the seven months ending April 30, 2023 was reviewed by the Board. The Board concluded that Hundredfold Advisors is sufficiently financially sound to continue to serve as sub-advisers to the respective Funds.

The Board confirmed with the Adviser’s CCO that she works with the CCO of Hundredfold Advisers, and she had reviewed the policies and procedures manual of Hundredfold Advisors, including their latest revisions and business continuity plans. The Board confirmed the cybersecurity risk management is the responsibility of the compliance and IT teams of Spectrum Financial, Inc. (an affiliate of the sub-advisor) and that there were no reported breaches.

The Board determined that Hundredfold Advisors has a compliance program in place that is reasonably designed to prevent violations of the applicable federal securities laws. The Board noted they are familiar with the portfolio managers of the Sub-Adviser and their qualifications in managing the Fund.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to the Sub-Adviser and, therefore, does not directly control the performance of the Fund. The Board considered the Adviser’s other responsibilities under the Advisory Agreements, including with respect to trade oversight, reviewing daily positions and balance reports for the Fund, obtaining derivative agreements for the Fund and reporting to the Board. The Trustees concluded that the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to the Fund’s investment objectives and appears to be carrying out its functions appropriately.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

With respect to the performance, the Board reviewed the Sub-Adviser’s daily management and investment strategies and considered the updated performance of the Fund through March 31, 2023, compared to their primary benchmark and Morningstar category for various periods provided by the Adviser. The Board recalled the earlier presentations by Hundredfold Advisors with respect to strategy and the Fund’s performance for various periods with explanations for over/under performance.

The Board reviewed the Fund’s performance for the one-, three-, five- and ten-year periods ended March 31, 2023. They noted the Fund underperformed Bloomberg Aggregate Bond Index for one year period but outperformed the Bloomberg U.S. Aggregate Bond Index for the three-, five-, and ten-year periods. The Board also compared the Fund’s performance to the Morningstar Tactical Allocation category and saw similar results, lagging for the one-year, and outperforming for the longer periods. The Board discussed the fixed income environment with both downward and sideways trends during 2022 and its effect on the Fund’s performance. Earlier the Sub-Adviser had reported the use of equity and commodity/managed futures did not add value to the Fund during the year. The Board noted the Fund had lagged S&P 500 Total Return Index for all periods. The Board observed that the S&P 500 index is shown primarily for a market performance reference point but does not serve as direct comparison because its 100% equity composition is outside the moderate return investment mandate and alternative strategy of the Fund. The Board noted that based on the experience of the portfolio manager and with oversight by the Adviser, Hundredfold Advisors is expected to continue to provide satisfactory performance for the Fund and its shareholders.

Fees and Expenses: As to the costs of the services provided to the Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund compared to its peer group and Morningstar category as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the sub-adviser directly consistent with agreements and any breakpoints in effect.

The Board noted the advisory fee of 1.00% for Hundredfold Select was well within the reasonable range and below the maximum management fee for the Morningstar Tactical Allocation Category. The Adviser pays Hundredfold Advisors directly 0.65% of the advisory fee. The Board discussed the net expenses of 1.45% for Investor Class shares and 2.39% for Service Class shares and found both well within the reasonable range, and below the maximum net expenses of the Morningstar Tactical Allocation respective class category. The Board concluded that the advisory fee and net expenses for Hundredfold Select are reasonable.

Profitability of Adviser. The Board reviewed the levels of profits to the Adviser for the fiscal year ended December 31, 2022 from the Fund with respect to advisory fees and from the total relationship with the Fund. They considered whether profits from the Fund were reasonable in light of services provided, including the assets levels and payments to the Sub-Adviser, and any breakpoints in fee structures for the Fund. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 50% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

With respect to Hundredfold Select, the Board noted the Adviser made a slight profit (1%) from advisory fees and there was no difference from totality of relationship perspective. The Board reviewed the split between the Adviser and the Sub-Adviser and found it reasonable. The Board concluded that excess profits to the Adviser from its relationship with Hundredfold Select are not of concern at this time and agreed to monitor the profits as the Fund increases in assets.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

Profitability of Sub-Adviser: The Board noted that Hundredfold Advisors, LLC is owned 100% by the Simply Distribute Foundation, a non-profit. They reviewed the profitability analysis submitted by Hundredfold Advisors and noted that it receives 0.65% on assets up to and including $150 million and 0.80% for higher asset levels. The Trustees noted that Hundredfold Advisors has almost no overhead expenses, as the back office and personnel are supplied by Spectrum Financial. The Board acknowledged that as most of all Hundredfold Advisor’s portfolio management services provided by Mr. Doudera and Ms. Collins are provided at no cost, the Sub-Adviser’s profits were extremely high, but not retained by Hundredfold Advisors. However, after giving consideration to the high percentage of these profits going to charities, the Board found the high profits were acceptable. The Board also considered that the profitability of Hundredfold Advisors would be reasonable if direct and full overhead expenses were included to cover the costs of portfolio management and support services. The Board did note, however, that Spectrum Financial may receive a shareholder servicing fee from the Fund for providing services to its clients that are invested in the Fund. After considering the non-conventional ways of measuring Sub-Adviser profits, and that services had been donated to the Fund to help further its charitable purpose; the Board found the level of profit from the Sub-Adviser’s relationship with the Fund was not excessive, and after charitable donations, Hundredfold Advisors does not profit from its relationship with the Fund. The Board concluded that excess profits to the Sub-Adviser from its relationship with the Fund is not of current concern.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported an estimate of $500 million to be the minimum asset level required to reach such economies of scale and that the Fund may not achieve economies of scale as it may face capacity issues under certain investment strategies. The Board discussed the Adviser’s expectations for the growth in net assets of the Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Fund continue to grow.

Conclusion. Legal Counsel assisted the Board throughout the Advisory Agreements and Subsidiary Advisory Agreements review process. The Board members relied upon the advice of counsel, and their own business judgment, in determining the material factors to be considered in evaluating each of the Advisory Agreements and Subsidiary Advisory Agreements where appropriate. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements, Subsidiary Advisory Agreements; and the Sub-Advisory Agreements and Subsidiary Subadvisory Agreements.

Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate; the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Advisory Agreements, separately that (a) the terms of the Advisory Agreement and Sub-Advisory Agreement are reasonable; (b) the advisory fee for Hundredfold Select was not unreasonable; and (c) the Advisory Agreement, Subsidiary Advisory Agreement, Sub-Advisory Agreement and Subsidiary Subadvisory Agreement is in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR

Advisors Preferred, LLC

1445 Research Boulevard, #530

Rockville, MD 20850

SUB-ADVISOR

Hundredfold Advisors, LLC

272 Bendix Road, Suite 600

Virginia Beach, VA 23452

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

HSAF-AR23

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $17,250

2022 - $16,500

(b)	Audit-Related Fees

2023 – None

2022 - None

(c)	Tax Fees

2023 - $3,250

2022 - $3,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023   2022

Audit-Related Fees:       100%  100%

Tax Fees:                      100% 100%

All Other Fees:              100%  100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,250

2022 - $3,250

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable

(j)        Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/1/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/1/23

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 11/1/23